i 126244.0000009 DMS 356936581v4 LOAN AGREEMENT between MISSION ECONOMIC DEVELOPMENT CORPORATION, As Issuer and GRAPHIC PACKAGING INTERNATIONAL, LLC relating to $115,200,000 MISSION ECONOMIC DEVELOPMENT CORPORATION SOLID WASTE DISPOSAL REVENUE BONDS (GRAPHIC PACKAGING INTERNATIONAL, LLC PROJECT) SERIES 2026A (GREEN BONDS) _____________________ Dated as of September 1, 2026

ii 126244.0000009 DMS 356936581v4 TABLE OF CONTENTS Page ARTICLE I. Definitions .................................................................................................................2 ARTICLE II. Representations ........................................................................................................6 Section 2.1. Representations and Covenants by the Issuer .................................................6 Section 2.2. Representations by the Company....................................................................6 ARTICLE III. Issuance of the Bonds .............................................................................................7 Section 3.1. Agreement to Issue Bonds; Application of Bond Proceeds ............................7 Section 3.2. Disbursement from Project Fund; Completion Certificate .............................7 Section 3.3. Investment of Moneys in Funds and Accounts ...............................................7 Section 3.4. Tax-Exempt Status of Bonds ..........................................................................7 ARTICLE IV. Loan and Provisions for Repayment .......................................................................8 Section 4.1. Loan of Bond Proceeds ...................................................................................8 Section 4.2. Loan Payments and Other Amounts Payable..................................................8 Section 4.3. No Defense or Set-Off ..................................................................................10 Section 4.4. Payments Pledged and Assigned ..................................................................10 Section 4.5. Payment of the Bonds and Other Amounts...................................................11 Section 4.6. Credit Facility ...............................................................................................11 ARTICLE V. Special Covenants and Agreements; Indemnification ...........................................13 Section 5.1. Company to Maintain its Corporate Existence; Conditions Under Which Exceptions Permitted .........................................................................................................13 Section 5.2. Annual Statement ..........................................................................................13 Section 5.3. Modifications of the Project..........................................................................14 Section 5.4. Recordation and Other Instruments ..............................................................14 Section 5.5. No Warranty by the Issuer ............................................................................14 Section 5.6. Agreement as to Ownership of the Project ...................................................14 Section 5.7. Company to Furnish Notice of Mode Changes.............................................14 Section 5.8. Information Reporting, Etc ...........................................................................14 Section 5.9. Limited Liability of Issuer ............................................................................14 Section 5.10. Inspection of Project and Records ..............................................................15 Section 5.11. Indenture Covenants ...................................................................................15 Section 5.12. Indemnification of Issuer and Other Indemnified Persons .........................15 Section 5.13. Indemnification of the Trustee ....................................................................17 ARTICLE VI. Events of Default and Remedies ...........................................................................17

iii 126244.0000009 DMS 356936581v4 Section 6.1. Events of Default Defined ............................................................................17 Section 6.2. Remedies on Default .....................................................................................18 Section 6.3. No Remedy Exclusive ...................................................................................19 Section 6.4. Agreement to Pay Fees and Expenses of Counsel ........................................20 Section 6.5. No Additional Waiver Implied by One Waiver; Consents to Waivers .........20 Section 6.6. Rights of Credit Providers upon an Event of Default ...................................20 ARTICLE VII. Options and Obligations of Company; Prepayments; Redemption of Bonds .....21 Section 7.1. Option to Prepay ...........................................................................................21 Section 7.2. Obligation to Prepay .....................................................................................21 Section 7.3. Notice and Date of Prepayment ....................................................................21 ARTICLE VIII. Miscellaneous .....................................................................................................22 Section 8.1. Notices ..........................................................................................................22 Section 8.2. Assignments ..................................................................................................22 Section 8.3. Severability ...................................................................................................22 Section 8.4. Execution of Counterparts ............................................................................22 Section 8.5. Amounts Remaining in Funds ......................................................................23 Section 8.6. Amendments, Changes and Modifications ...................................................23 Section 8.7. Governing Law .............................................................................................23 Section 8.8. Authorized Issuer and Company Representatives ........................................23 Section 8.9. Term of this Agreement ................................................................................23 Section 8.10. Cancellation at Expiration of Term .............................................................23 Section 8.11. Rights of the Trustee ...................................................................................24 EXHIBIT A REQUISITION CERTIFICATE ................................................................... A-1 EXHIBIT B COMPLETION CERTIFICATE ...................................................................B-1

1 126244.0000009 DMS 356936581v4 LOAN AGREEMENT THIS LOAN AGREEMENT (this “Agreement”) dated as of September 1, 2026 is between the MISSION ECONOMIC DEVELOPMENT CORPORATION (the “Issuer”) a constituted authority and non-profit industrial development corporation created and existing under the Act (as hereinafter defined) and GRAPHIC PACKAGING INTERNATIONAL, LLC, a Delaware limited liability company, and its successors and assigns, (the “Company”); W I T N E S S E T H: WHEREAS, the Development Corporation Act, Chapter 501, Texas Local Government Code, as amended, and Texas Local Government Code, Chapter 505, as amended (together, the “Act”), authorizes and empowers the Issuer to issue bonds on behalf of Mission, Texas (the “Unit”) to finance expenditures found by the Board of Directors of the Issuer to be required or suitable for infrastructure necessary to promote or develop new or expanded business enterprises, including solid waste disposal facilities; and WHEREAS, the Issuer was created by a city wholly or partly located in a county that is bordered by the Rio Grande, has a population of at least 500,000 and has wholly or partly within its boundaries at least four cities that each have a population of at least 25,000; and WHEREAS, the Issuer does not support the Project with sales and use tax revenue collected under Chapter 504 of the Texas Local Government Code or Chapter 505 of the Act; and WHEREAS, in furtherance of the purposes of the Act, the Company has requested the Issuer to issue its Solid Waste Disposal Revenue Bonds (Graphic Packaging International, LLC Project) Series 2026A (Green Bonds) (the “Bonds”) in the aggregate principal amount of $115,200,000 for the purpose of financing or reimbursing the costs of acquisition, construction, installation, improving, and/or equipping of certain solid waste disposal facilities located at its Waco Facility, as more particularly described herein (collectively, the “Project”); and WHEREAS, the governing body of the City of Waco has requested the Issuer to exercise its powers to finance the Project within the City of Waco; and WHEREAS, pursuant to the Act, the Issuer is authorized to issue bonds for the purpose of financing the Project; and WHEREAS, the Issuer has agreed to loan the proceeds of the Bonds to the Company for such purpose pursuant to this Agreement, under which the Company is required to make loan payments sufficient to pay when due the principal of, premium, if any, and interest on the Bonds and related expenses; and WHEREAS, pursuant to the Indenture (as hereinafter defined), the Issuer will assign to the Trustee (as hereinafter defined), its right to receive payments (excluding Unassigned Issuer Rights), and certain other rights (excluding Unassigned Issuer Rights), under this Agreement;

2 126244.0000009 DMS 356936581v4 WHEREAS, the Issuer and the Company have each duly authorized the execution, delivery and performance of this Agreement; and WHEREAS, all Bonds will be secured by a pledge and assignment of the payment by the Company to the Issuer hereunder of amounts sufficient for the payment of the principal (or redemption price) of and the interest and premium, if any, on the Bonds; and NOW, THEREFORE, in consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows (provided, that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur shall not constitute or give rise to a pecuniary liability or a charge upon its general credit or against its taxing powers but shall be payable solely out of the Revenues derived from this Agreement and the Bonds): ARTICLE I. DEFINITIONS The following terms shall have the meanings specified in this Article unless the context clearly requires otherwise. The singular shall include the plural and the masculine shall include the feminine, and vice versa. All terms used but not defined herein which are defined in the Indenture shall have the same meanings assigned them in the Indenture unless the context otherwise requires. “Act” has the meaning set forth in the recitals of this Agreement. “Administrative Expenses” means the reasonable and necessary expenses (including the reasonable value of employee services and fees of Counsel) incurred by the Issuer or the Trustee in connection with the Bonds, this Agreement, the Indenture and any transaction or event contemplated by this Agreement or the Indenture. “Agreement” means this Loan Agreement by and between the Issuer and the Company, as from time to time amended and supplemented. “Authorized Company Representative” means any person designated from time to time as a person authorized to act on behalf of the Company in a written Certificate of the Company, signed by a duly authorized officer of the Company and containing the specimen signature of such person, furnished to the Issuer, the Trustee, the Remarketing Agent, if any, and the Credit Provider, if any. Such certificate may designate an alternate or alternates. “Authorized Officer” means any official of the Issuer authorized to act in such capacity by resolution of the Issuer. “Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978, as amended from time to time, or any substitute or replacement legislation. “Bond” or “Bonds” means the bonds designated as provided in Section 2.01(a) of the Indenture, authorized and issued thereunder in an aggregate principal amount of $115,200,000.

3 126244.0000009 DMS 356936581v4 “Bond Counsel” means Hunton Andrews Kurth LLP or any attorney at law or firm of attorneys of nationally recognized standing in matters pertaining to the validity of, and the exclusion from gross income for federal tax purposes of interest on, bonds issued by states and political subdivisions, selected by the Company and acceptable to the Issuer and duly admitted to practice law before the highest court of any state of the United States, but shall not include counsel for the Company. “Bond Fund” means the Bond Fund established pursuant to Section 6.02 of the Indenture. “Bondholder” or “Owner” or “owner” or “holder of Bonds” or “holder” or “Holder” means the Person or Persons in whose name or names a Bond shall be registered on the books of the Issuer kept by the Trustee for that purpose in accordance with the terms of the Indenture. “Code” means the Internal Revenue Code of 1986, as amended, and the applicable Treasury Regulations thereunder. “Company” means (i) Graphic Packaging International, LLC, a Delaware limited liability company, and its successors and assigns, and (ii) any surviving, resulting or transferee corporation or limited liability company as provided in Section 5.1 hereof. “Counsel” means an attorney at law or a firm of attorneys (who may be an employee of or counsel to the Issuer or the Company or the Trustee) duly admitted to the practice of law before the highest court of any state of the United States of America or of the District of Columbia. “Credit Agreement” means, any agreement between the Company (or any entity acting for the benefit of the Company) and a Credit Provider, as from time to time supplemented and amended, under the terms of which such Credit Provider has agreed to issue and deliver a Credit Facility with respect to the Bonds, and which provides that it is a Credit Agreement (or which the Company has notified the Trustee, the Issuer and any Remarketing Agent in writing that it is a Credit Agreement) for purposes of this Agreement and the Indenture. “Credit Facility” means, any letter of credit, standby purchase agreement, guarantee, bond insurance or other support arrangement or security or any combination of the foregoing, if any, provided by the Company with respect to the Bonds pursuant to Section 4.6 hereof and Section 6.16 of the Indenture. Any reference to a Credit Facility in the Indenture and in this Agreement at such time when there is no Credit Facility in effect for the Bonds shall be disregarded. “Credit Provider” means, with respect to a Credit Facility, if any, for the Bonds, the provider of such Credit Facility then in effect, its successors and assigns, and shall not mean the Company in any event. Any reference to a Credit Provider in the Indenture and in this Agreement at such time when there is no Credit Facility in effect or no obligations owing to a Credit Provider under a Credit Agreement for the Bonds shall be disregarded. “Event of Default” as used with respect to the Indenture has the meaning specified in Section 8.01 thereof, and as used with respect to this Agreement has the meaning specified in Section 6.1 hereof.

4 126244.0000009 DMS 356936581v4 “Extraordinary Services” and “Extraordinary Expenses” means all services rendered and all expenses (including fees and expenses of Counsel) incurred under the Indenture other than Ordinary Services and Ordinary Expenses. “Force Majeure” means acts of God, strikes, lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the governments of the United States or of the State, or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; landslides; lightning; earthquakes; fires; tornadoes; volcanoes; storms; droughts; floods; explosions, breakage, or malfunction or accident to machinery, transmission lines, pipes or canals, even if resulting from negligence; civil disturbances; or any other cause not reasonably within the control of the Company. “Governing Body” means the Board of the Issuer. “Hereof,” “herein,” “hereunder” and other words of similar import refer to this Agreement as a whole. “Indemnified Persons” means the Issuer and the Unit, and their respective officers, board members, mayor, councilmembers, employees, agents, financial advisors, and any other Person acting for or on behalf of the Issuer or the Unit. “Indenture” means the Trust Indenture and Security Agreement relating to the Bonds and this Agreement by and between the Issuer and U.S. Bank Trust Company, National Association, as Trustee, of even date herewith, pursuant to which the Bonds are authorized to be issued, including any indentures supplemental thereto or amendatory thereof. “Issue Date” means September 3, 2026, the date of issuance and delivery of the Bonds. “Issuer” means the Mission Economic Development Corporation, a constituted authority and non-profit industrial development corporation created and existing under the Act, or its successors and assigns. “Loan Payment” means any amount the Company is required to pay directly to the Trustee pursuant to Section 4.2(a) hereof as a repayment of the loan made by the Issuer hereunder equal to the payments of principal, premium, if any, and interest due on the Bonds. “Ordinary Services” and “Ordinary Expenses” means those services normally rendered and those expenses including fees and expenses of Counsel, normally incurred by a trustee or paying agent under instruments similar to the Indenture. “Parent” means Graphic Packaging Holding Company, a Delaware corporation, its successors and assigns, which is the ultimate parent corporation of the Company. “Person” means an individual, a corporation, a partnership, a limited liability company, a trust, a joint venture, an unincorporated organization, any other legally recognized entity, or a government or any agency or political subdivision thereof.

5 126244.0000009 DMS 356936581v4 “Project” means the construction, improvement and installation of certain solid waste disposal facilities relating to a new coated recycled board machine to be located at the Waco Facility. “Remarketing Agent” means any investment banking firm which may at any time be appointed Remarketing Agent for the Bonds as provided in Section 9.14 of the Indenture. Any reference to the Remarketing Agent herein and in the Indenture at any time when there is no Remarketing Agent appointed for the Bonds shall be disregarded. “Requisition Certificate” means the certificate required by Section 3.2 hereof, in substantially the form of Exhibit A hereto. “Revenues” means all rents, receipts, Loan Payments and other income derived by the Issuer or the Trustee with respect to the Bonds under this Agreement or otherwise in respect of the refinancing of the Project as contemplated by this Agreement, and any income or revenue derived from the investment of any money in any fund or account established pursuant to the Indenture (other than the Purchase Fund, any Rebate Fund and the accounts therein), including all Loan Payments and any other payments made by the Company with respect to the Bonds pursuant to this Agreement, and, all moneys realized by the Trustee under any Credit Facility, if any; provided, however, that such term shall not include any Unassigned Issuer Rights or any other payments to the Issuer or the Trustee pursuant to Sections 4.2(c), 4.2(e), 4.2(g), 6.2 (but only to the extent of charges and expenses incurred by the Issuer or the Trustee in the exercise of remedies pursuant to such Section) and 6.4 of the Agreement or any amounts on deposit in the Purchase Fund, any Rebate Fund or any account therein. “State” means the State of Texas. “Tax Agreement” means the Non-Arbitrage and Tax Compliance Certificate executed by the Company and the Issuer on the Issue Date. “Trust Estate” means the property conveyed to the Trustee as security for the Bonds pursuant to the Indenture and as defined in the Indenture. “Trustee” means U.S. Bank Trust Company, National Association, a national banking association, as Trustee under the Indenture, and its successors and assigns or any successor trustee appointed pursuant to Section 9.08 of the Indenture. “Underwriter” means, collectively, BofA Securities, Inc., PNC Capital Markets LLC, and Fifth Third Securities, Inc. “Unit” has the meaning set forth in the recitals of this Agreement. “Waco Facility” means the paperboard manufacturing facility owned and operated by the Company located on approximately 119 acres with its primary address at 301 Sheehy Parkway in the City of Waco, McLennan County, Texas.

6 126244.0000009 DMS 356936581v4 ARTICLE II. REPRESENTATIONS SECTION 2.1. Representations and Covenants by the Issuer. The Issuer makes the following representations and covenants as the basis for the undertakings on its part herein contained: (a) The Issuer is a constituted authority and non-profit industrial development corporation created and existing under the Act in the State. Under the provisions of the Act, the Issuer is authorized to enter into the transactions contemplated by this Agreement, the Indenture and the Tax Agreement and to carry out its obligations hereunder and thereunder. The Issuer has duly authorized the execution and delivery of this Agreement, the Indenture and the Tax Agreement. (b) The Bonds are to be issued under and secured by the Indenture, pursuant to which certain of the Issuer’s interests in this Agreement and the Revenues derived by the Issuer pursuant to this Agreement (except for the Unassigned Issuer Rights) will be pledged and assigned as security for payment of the principal of, premium, if any, and interest on, the Bonds. (c) The Governing Body of the Issuer has found that the issuance of the Bonds will further the public purposes of the Act. (d) The Issuer has not assigned and will not assign any of its interests in this Agreement other than pursuant to the Indenture. (e) No member of the Governing Body of the Issuer, nor any other officer of the Issuer, has any interest, financial (other than ownership of less than one-tenth of one percent (.1%) of the publicly traded securities issued by the Company or its affiliated corporations), employment or other, in the Company or in the transactions contemplated hereby. SECTION 2.2. Representations by the Company. The Company makes the following representations as the basis for the undertakings on its part herein contained: (a) The Company is a limited liability company duly organized under the laws of the State of Delaware and is in good standing in the State of Delaware and is qualified to do business in the State of Texas as a foreign limited liability company and in all other states and jurisdictions wherein the nature of the business transacted by the Company or the nature of the property owned or leased by it makes such licensing or qualification necessary, and has the power to enter into and by proper action has been duly authorized to execute and deliver this Agreement and the Tax Agreement. (b) Neither the execution and delivery of this Agreement or the Tax Agreement, the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the Tax Agreement, conflicts with or results in a breach of any of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien,

7 126244.0000009 DMS 356936581v4 charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any instrument or agreement other than the Indenture. (c) The statements, information and descriptions contained in the Tax Agreement, as of the date hereof and as of the Issue Date, are and will be true, correct and complete, do not and will not contain any untrue statement or misleading statement of a material fact, and do not and will not omit to state a material fact necessary to make the statements, information and descriptions contained therein, in the light of the circumstances under which they were made, not misleading. ARTICLE III. ISSUANCE OF THE BONDS SECTION 3.1. Agreement to Issue Bonds; Application of Bond Proceeds. In order to provide funds to lend to the Company to finance the Project as provided in Section 4.1 hereof, the Issuer agrees that it will issue under the Indenture, sell and cause to be delivered to the Underwriter, the Bonds in the total aggregate principal amount of $115,200,000 as set forth in the Indenture. The Issuer will thereupon apply the proceeds received from the sale of the Bonds as provided in Section 3.02 of the Indenture. SECTION 3.2. Disbursement from Project Fund. The Company shall withdraw amounts on deposit in the Project Fund from time to time to reimburse for or pay costs of the Project and to pay the costs of issuance on the Bonds. Such disbursements shall be made from time to time to reimburse for or pay costs of the Project, so long as there are moneys in the Project Fund, upon presentation of Requisition Certificate(s) executed by the Company. SECTION 3.3. Investment of Moneys in Funds and Accounts. Any moneys in any fund or account held by the Trustee with respect to the Bonds shall, to the extent permitted under the Indenture, at the written direction of an Authorized Company Representative, be invested or reinvested by the Trustee as provided in the Indenture. Such investments shall be deemed at all times a part of the fund or account from which such investments were made, and the interest accruing thereon and any profit or loss realized therefrom shall, except as otherwise provided in the Indenture, be credited or charged to such fund or account. SECTION 3.4. Tax-Exempt Status of Bonds. It is the intention of the Company that interest on the Bonds shall be and remain Tax-Exempt and to that end the covenants and agreements of the Company in this Section are for the benefit of the Trustee and each and every holder of the Bonds. The Company covenants and agrees that it has not taken or permitted to be taken and will not take or permit to be taken any action which results in interest paid on the Bonds being included in gross income of the holders or beneficial owners of the Bonds for purposes of federal income taxation (other than a holder or beneficial owner who is a “substantial user” of the Project or a “related person” within the meaning of Section 147(a) of the Code). The Company covenants that none of the proceeds of the Bonds or the payments to be made under this Agreement, nor any other funds which may be deemed to be proceeds of the Bonds pursuant to Section 148(a) of the Code, will be invested or used in such a way, and that no actions will be taken or not taken, as to cause the Bonds to be treated as “arbitrage bonds” within the meaning of Section 148(a) of the Code. Without limiting the generality of the foregoing, the Company covenants and agrees that the representations of the Company in the Tax Agreement are true and

8 126244.0000009 DMS 356936581v4 correct as of the Issue Date and that it will comply with the provisions therein with respect to certain facts which are within the knowledge of the Company and certain reasonable assumptions of the Company, to enable Hunton Andrews Kurth LLP, as Bond Counsel, and the Attorney General of the State of Texas, to determine that interest on the Bonds is not includable in the gross income of the holders of the Bonds for federal income tax purposes. The Company acknowledges that in the event of an examination by the Internal Revenue Service of the exemption from federal income taxation of interest paid on the Bonds, the Issuer is likely to be treated as the “taxpayer” in such examination and agrees that it will respond, and will request the Issuer to respond, in a commercially reasonable manner to any inquiries from the Internal Revenue Service in connection with such an examination. The Issuer covenants that it will take commercially reasonable action to cooperate with the Company, at the Company’s expense and at its reasonable direction, in connection with any such examination. The Company recognizes the Issuer may determine to hire its own counsel and other advisors in connection with an examination of the Bonds by the Internal Revenue Service, the cost of which shall be paid by the Company as an Administrative Expense under Section 4.2(e) hereof. ARTICLE IV. LOAN AND PROVISIONS FOR REPAYMENT SECTION 4.1. Loan of Bond Proceeds. (a) The Issuer agrees, upon the terms and conditions in this Agreement, to lend to the Company the proceeds (exclusive of accrued interest, if any) received by the Issuer from the sale of the Bonds in order to reimburse for or pay costs of the Project, and the Company agrees to apply the gross proceeds of such loan to reimburse for or pay costs of the Project as set forth in Sections 3.1 and 3.2 hereof. Pursuant to said agreement, the Issuer will issue the Bonds upon the terms and conditions contained in this Agreement and the Indenture. The Issuer and the Company agree that the application of the proceeds of sale of the Bonds to reimburse for or pay costs of the Project will be deemed to be and treated for all purposes as a loan to the Company of an amount equal to the aggregate principal amount of the Bonds. (b) The Issuer and the Company expressly reserve the right to enter into, to the extent permitted by law, an agreement or agreements other than this Agreement, with respect to the issuance by the Issuer, under an indenture or indentures other than the Indenture, of obligations to provide additional funds to refund all or any principal amount of the Bonds. SECTION 4.2. Loan Payments and Other Amounts Payable. (a) On each date provided in or pursuant to the Indenture for the payment (whether at maturity or upon redemption or acceleration) of principal of, and premium, if any, and interest on, the Bonds, until the principal of, and premium, if any, and interest on, the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company shall pay to the Trustee in immediately available funds, for deposit in the Bond Fund, as a payment of the loan of the proceeds of the Bonds pursuant to Section 4.1(a) hereof, a sum equal to the amount payable on such date (whether at maturity or upon redemption or acceleration) as principal of, and premium, if any, and interest on, the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any such Loan Payment shall be reduced by the amount of any moneys then on deposit in the Bond Fund and available for such payment; and provided further, that the obligation of the Company to make any such payment shall be deemed to be satisfied and discharged to the extent of any corresponding payment made by the Credit Provider

9 126244.0000009 DMS 356936581v4 under any Credit Facility other than bond insurance which may then be in effect for the Bonds (if applicable). (b) The Company shall pay to the Trustee amounts equal to the amounts to be paid by the Trustee for the purchase of Bonds pursuant to Article V of the Indenture. Such amounts shall be paid by the Company to the Trustee in immediately available funds on each day on which a payment of Purchase Price of a Bond which has been tendered (or deemed tendered) shall become due at the time of day required under the Indenture; provided, however, that the obligation of the Company to make any such payment shall be deemed to be satisfied and discharged to the extent moneys held by the Trustee under the Indenture and available therefor, will enable the Trustee to make such payment in full in a timely manner. If a Credit Facility consisting of a direct pay letter of credit is then in effect for the Bonds, any available funds held by the Trustee in the Credit Facility Account for the Bonds in the Purchase Fund pursuant to Section 5.11 of the Indenture, shall be credited against the amount due on such date with respect to the Purchase Price of the Bonds pursuant to this Section. (c) The Company agrees to pay to the Trustee (x) the fees of the Trustee for the Ordinary Services rendered by it and an amount equal to the Ordinary Expenses incurred by it under the Indenture, as and when the same become due, and (y) the reasonable fees, charges and expenses of the Trustee for reasonable Extraordinary Services and Extraordinary Expenses, as and when the same become due, incurred under the Indenture. The Company agrees that each of the Trustee and any Remarketing Agent, and its officers, agents, servants and employees, shall not be liable for, and agrees that it will at all times indemnify and hold harmless each of the Trustee and such Remarketing Agent, their respective officers, agents, servants and employees against, any and all losses, costs, charges, expenses, judgments and liabilities created by or arising out of this Agreement, the Indenture or the Tax Agreement, that may be occasioned by any cause (other than the negligence or willful misconduct of the Trustee or such Remarketing Agent, as the case may be, its officers, servants and employees as fully and finally determined by a court of competent jurisdiction). In case any action shall be brought against the Trustee or any Remarketing Agent in respect of which indemnity may be sought against the Company, the Trustee upon receiving written notice of such action or such Remarketing Agent, as the case may be, shall promptly notify the Company in writing and the Company shall be entitled to assume control of the defense thereof, including the employment of Counsel reasonably satisfactory to the Trustee and the payment of all expenses. The Trustee or any Remarketing Agent, as the case may be, shall have the right to employ separate Counsel in any such action and participate in the defense thereof, at the expense of the Company if (i) the employment of such Counsel has been authorized by the Company, (ii) the Trustee or such Remarketing Agent, as the case may be, has determined in good faith that there may be a conflict of interest of such Counsel retained by the Company between the Company and the Trustee or such Remarketing Agent, as the case may be, in the conduct of such defense, (iii) the Company ceases or terminates the employment of such Counsel retained by the Company or (iv) such Counsel retained by the Company withdraws with respect to such defense. The Company shall not be liable for any settlement of any such action without its consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if any such action is settled with the consent of the Company or if there be final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless the Trustee or any Remarketing Agent, as the case may be, from and against any loss or liability by reason of such settlement or final judgment. The Company agrees that the indemnification provided herein shall survive the termination of this

10 126244.0000009 DMS 356936581v4 Agreement or the Indenture or the resignation or removal of the Trustee or any Remarketing Agent, as the case may be. For purposes of this Section 4.2(c), the Trustee and any Remarketing Agent are deemed third party beneficiaries of this Agreement. (d) The Company agrees to pay all costs incurred in connection with the issuance of the Bonds and the Issuer shall have no obligation with respect to such costs. (e) The Company agrees to pay the Issuer its closing fee in connection with the issuance of the Bonds in the amount of $358,000.00 payable on the issuance date of the Bonds and its annual fee in the amount of $57,600.00, the first year payable in advance on the issuance date of the Bonds and on September 1 of each year thereafter while the Bonds are outstanding. The Issuer may submit to the Company periodic statements, not more frequently than monthly, for its Administrative Expenses and the Company shall make payment to the Issuer of the full amount of each such statement within 30 days after the Company receives such statement. (f) The Company agrees to pay to any Remarketing Agent for the Bonds the reasonable fees, charges and expenses of such Remarketing Agent when the same become due and the Issuer shall have no obligation or liability with respect to the payment of any such fees, charges or expenses. For purposes of this Section 4.2(f), any Remarketing Agent is deemed a third party beneficiary of this Agreement. (g) In the event the Company shall fail to make any of the payments required by (a) or (b) of this Section 4.2, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid and the Company will pay interest to the extent permitted by law, on any overdue amount at the rate of interest borne by the Bonds on the date on which such amount became due and payable until paid. In the event the Company shall fail to make any of the payments required by (c), (d), (e) or (f) of this Section 4.2, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid. The provisions of this Section shall survive the termination of this Agreement. SECTION 4.3. No Defense or Set-Off. The obligation of the Company to make the payments pursuant to this Agreement shall be absolute and unconditional without defense or set- off by reason of any default by the Issuer under this Agreement or under any other agreement between the Company and the Issuer or for any other reason, it being the intention of the parties that the payments required hereunder will be paid in full when due without any delay or diminution whatsoever. SECTION 4.4. Payments Pledged and Assigned. It is understood and agreed that all payments required to be made by the Company pursuant to Section 4.2 hereof (except for payments made to the Trustee or any Remarketing Agent pursuant to Section 4.2(c) hereof, to the Issuer pursuant to Section 4.2(e) hereof, to any Remarketing Agent pursuant to Section 4.2(f) hereof, and to the Issuer for Unassigned Issuer Rights) are pledged and assigned by the Indenture. The Company consents to such pledge and assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay or cause to be paid to the Trustee all amounts described in the first sentence of Section 4.4. The Project will not constitute any part of the security for the Bonds.

11 126244.0000009 DMS 356936581v4 SECTION 4.5. Payment of the Bonds and Other Amounts. The Bonds and interest and premium, if any, thereon shall be payable solely from (i) Loan Payments made by the Company to the Trustee under Section 4.2(a) hereof and (ii) other moneys on deposit in the Bond Fund and available therefor. Payments of principal of, and premium, if any, or interest on, the Bonds with moneys in the Bond Fund on any due date for a Loan Payment required by Section 4.2(a) hereof shall be credited against the obligation to pay such Loan Payment to the extent such moneys are available for such purpose. Whenever any Bonds are redeemable in whole or in part at the option of the Company, the Trustee, on behalf of the Issuer, shall redeem the same upon the request of the Company and such redemption (unless conditional) shall be made from Loan Payments made by the Company to the Trustee under Section 4.2(a) hereof equal to the redemption price of such Bonds. Whenever payment or provision therefor has been made in respect of the principal of, or premium, if any, or interest on, all or any portion of the Bonds in accordance with the Indenture (whether at maturity or upon redemption or acceleration or upon provision for payment in accordance with Article XI of the Indenture), Loan Payments shall be deemed paid to the extent such payment or provision therefor has been made and is considered to be a payment of principal of, or premium, if any, or interest on, such Bonds. If such Bonds are thereby deemed paid in full, the Trustee shall notify the Company and the Issuer that such payment requirement has been satisfied. Subject to the foregoing, or unless the Company is entitled to a credit under this Agreement or the Indenture, all payments shall be in the full amount required by Section 4.2(a) hereof. SECTION 4.6. Credit Facility. (a) No Credit Facility is being delivered for the Bonds on the Issue Date. The Company may at any time provide a Credit Facility with respect to the Bonds (and substitute Credit Facilities therefor) in accordance with the conditions and provisions of this Section and of Section 6.16 of the Indenture and upon delivery to the Trustee of the items specified in subsection (c) below. (b) Any such Credit Facility for the Bonds shall meet the following conditions: (i) the effective date of such Credit Facility shall be a day that allows the Trustee to provide, if applicable, the required notice of mandatory purchase to the Owners of the Bonds pursuant to Section 5.05 of the Indenture and (A) any Business Day during a Daily Mode or a Weekly Mode, (B) a Mandatory Purchase Date described in Section 5.02, 5.03, 5.04 or 5.05 of the Indenture, or (C) any Business Day during which the Bonds are permitted to be redeemed at the option of the Company pursuant to Section 4.01(a), (b), (c) or (d) of the Indenture and, if a Credit Facility is then in effect, on or before the last Business Day that is two Business Days prior to the Expiration Date of such then existing Credit Facility; (ii) the term of such Credit Facility must extend at least 364 days or to at least the first date on which a replacement Credit Facility could become effective as described in clause (i) above, whichever is longer; and

12 126244.0000009 DMS 356936581v4 (iii) if such Credit Facility is a direct pay letter of credit, it shall be in the amount of (A) the aggregate principal amount of the Bonds to enable the Trustee to pay (1) the principal of such Bonds at maturity, upon call for redemption prior to maturity or acceleration, (2) the portion of the Purchase Price of the Bonds tendered or deemed to be tendered to the Trustee or the related Remarketing Agent for optional or mandatory purchase pursuant to Article V of the Indenture equal to the aggregate principal amount thereof to the extent remarketing proceeds are not available for such purpose in the Remarketing Proceeds Account and (3) the portion of the Purchase Price of the Bonds purchased in lieu of redemption pursuant to Section 4.06 of the Indenture equal to that portion of the redemption price of such Bonds equal to the principal that would have been payable on such Bonds on the redemption date had such Bonds been redeemed rather than purchased; plus (B) interest to accrue on the Bonds during the term of such Credit Facility (which may be specified for a maximum Interest Accrual Period plus a certain number of days required by each Rating Agency then rating such Bonds to obtain a rating on such Bonds based on such letter of credit, and at a rate up to the Maximum Rate) to enable the Trustee to pay (1) the interest on the Bonds when due, (2) the portion of the Purchase Price of the Bonds tendered or deemed to be tendered to the Trustee or the Remarketing Agent for optional or mandatory purchase pursuant to Article V of the Indenture equal to the accrued and unpaid interest, if any, on such Bonds to the extent remarketing proceeds are not available for such purpose in the Remarketing Proceeds Account and (3) the portion of the Purchase Price of the Bonds purchased in lieu of redemption pursuant to Section 4.06 of the Indenture equal to that portion of the redemption price of such Bonds equal to the accrued and unpaid interest, if any, that would have been payable on such Bonds on the redemption date had such Bonds been redeemed rather than purchased; plus (C) any redemption premium that may be payable on the Bonds during the term of such Credit Facility in the event of an optional redemption of all of the Bonds to enable the Trustee to pay (1) any such redemption premium upon an optional redemption of such Bonds, (2) the portion of the Purchase Price of the Bonds tendered or deemed to be tendered to the Trustee for mandatory purchase pursuant to Article V of the Indenture equal to the premium that would have been payable on the redemption date had such Bonds been redeemed rather than purchased and (3) the portion of the Purchase Price of the Bonds purchased in lieu of redemption pursuant to Section 4.06 of the Indenture equal to the premium that would have been payable on the redemption date had the Bonds been redeemed rather than purchased. Notwithstanding the above, any redemption premium that may be payable on the Bonds during the term of a Credit Facility (either as such premium or as a part of the Purchase Price thereof) need not be covered by such Credit Facility so long as it shall be paid with Eligible Moneys on the date, if any, it becomes due and payable and if such coverage is not required by each Rating Agency then rating such Bonds to obtain a rating on such Bonds based on such letter of credit. (c) On or prior to the date, if any, of the delivery of a Credit Facility for the Bonds to the Trustee pursuant to subsection (a) above that meets the requirements set forth in subsection (b) above, the Company shall cause to be delivered to the Trustee and the Issuer (i) a Favorable Opinion of Bond Counsel addressed to the Trustee and the Issuer, (ii) a certificate from the Credit Provider designating its authorized representative(s) with respect to the execution and delivery of the Credit Facility and (iii) an enforceability opinion from counsel to the Credit Provider with respect to the new Credit Facility. Upon receipt by the Trustee of any such Credit Facility and the opinions described above, the Trustee shall accept such Credit Facility and surrender any previously held Credit Facility to the Credit Provider thereof for cancellation promptly upon such

13 126244.0000009 DMS 356936581v4 replacement Credit Facility becoming effective; provided that the previous Credit Provider has honored all demands for payment on any Credit Facility being replaced. (d) As provided in Section 6.16(e) of the Indenture, the Trustee shall not sell, assign or otherwise transfer any Credit Facility, except to a successor Trustee under the Indenture and in accordance with the terms of the Credit Facility and the Indenture. (e) So long as a Credit Facility constituting a direct pay letter of credit is in effect for the Bonds, the Company agrees not to purchase, and not to permit any affiliate of the Company or any other Person obligated (as guarantor or otherwise) to make payments on the Bonds or under this Agreement or the related Credit Agreement to purchase, the Bonds. ARTICLE V. SPECIAL COVENANTS AND AGREEMENTS; INDEMNIFICATION SECTION 5.1. Company to Maintain its Corporate Existence; Conditions Under Which Exceptions Permitted. The Company agrees that during the term of this Agreement it will maintain its existence and qualification to do business in the State of Texas, will not dissolve or otherwise dispose of all or substantially all of its assets and will not combine or consolidate with or merge into another Person; provided, however, that the Company may so combine, consolidate with, or merge into another Person legally existing under the laws of one of the states of the United States, or sell or otherwise transfer to another Person all or substantially all of its assets as an entirety and thereafter dissolve if the surviving, resulting, or transferee Person, if other than the Company, as the case may be, assumes and agrees in writing to pay and perform all of the obligations of the Company hereunder. The Company need not comply with any of the provisions of this Section 5.1 if, at the time of such merger or consolidation, the Bonds will be defeased as provided in Article XI of the Indenture. SECTION 5.2. Annual Statement. The Company agrees to have an annual audit made by its regular independent certified public accountants and to furnish the Trustee (within 30 days after receipt by the Company) with a balance sheet and statement of income and surplus showing the financial condition of the Company and its consolidated subsidiaries, if any, at the close of each fiscal year and the results of operations of the Company and its consolidated subsidiaries, if any, for each fiscal year, accompanied by a report of said accountants that such statements have been prepared in accordance with generally accepted accounting principles. The Company’s obligations under this Section 5.2 may be satisfied by delivering to the Trustee no later than June 15 of each year either a copy of the Company’s Annual Report on Form 10-K (or, if the Company is not required to file a 10-K, the 10-K of the Parent) or notice that such Annual Report on Form 10-K has been filed on EDGAR. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on officer’s certificates).

14 126244.0000009 DMS 356936581v4 SECTION 5.3. Modifications of the Project. The Company shall have the right, except as otherwise provided in this Agreement and the Indenture, to remodel or alter the Project, make substitutions, additions and improvements thereto and abandon or remove any part thereof, all as the Company, in its discretion, may deem to be desirable, which remodeling, substitutions, modifications and improvements shall be included under the terms hereunder as part of the Project; provided, however, that such modifications do not impair (a) the qualification of the Project as a “project” within the meaning of the Act or (b) the exclusion from gross income for federal income tax purposes of the interest on the Bonds. SECTION 5.4. Recordation and Other Instruments. The Company shall cause such security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve, protect and perfect the security of the Owners of the Bonds and the rights of the Trustee, and to perfect the security interest created by the Indenture. SECTION 5.5. No Warranty by the Issuer. The Issuer makes no warranty, either express or implied, as to the Project or that it was or will be suitable for the purposes of the Company or needs of the Company. SECTION 5.6. Agreement as to Ownership of the Project. The Issuer and the Company agree that title to the Project shall not be in the Issuer’s name, and that the Issuer shall have no interest in the Project. SECTION 5.7. Company to Furnish Notice of Mode Changes. The Company is hereby granted the option to designate from time to time changes in Modes (and to rescind such changes) in the manner and to the extent set forth in Section 2.07 and Section 2.08 of the Indenture. In the event the Company elects to exercise any such option, the Company agrees that it shall cause notices of proposed changes in Modes (or rescissions thereof) to be given to the Notice Parties in accordance with the provisions of Section 2.07 and Section 2.08 of the Indenture and to deliver any Opinions of Bond Counsel required under the Indenture in connection therewith. SECTION 5.8. Information Reporting, Etc. The Issuer covenants and agrees that, upon the direction of the Company or Bond Counsel, it will provide or cause to be provided to the Secretary of the Treasury (or the Secretary of the Treasury’s designee as prescribed by regulation, currently the Internal Revenue Service Center, Ogden, Utah) a statement setting forth the information required by Section 149(e) of the Code, which statement shall be in the form of the Information Return for Tax-Exempt Private Activity Bond Issues (Form 8038) of the Internal Revenue Service (or any successor form) and which shall be completed by the Company and Bond Counsel based in part upon information supplied by the Company and Bond Counsel. SECTION 5.9. Limited Liability of Issuer. Any obligation or liability of the Issuer created by or arising out of this Agreement or otherwise incurred in connection with the issuance of the Bonds (including without limitation any liability created by or arising out of the representations, warranties or covenants set forth herein or otherwise) shall not impose a debt or pecuniary liability upon the Issuer or the State or the City of Mission, Texas or any political subdivision thereof, or a charge upon the general credit or taxing powers of any of the foregoing,

15 126244.0000009 DMS 356936581v4 but shall be payable solely out of the Revenues or other amounts payable by the Company to the Issuer hereunder or otherwise. Neither the issuance of the Bonds nor the delivery of this Agreement shall, directly or indirectly or contingently, obligate the Issuer or the State or the City of Mission, Texas or any political subdivision thereof to levy any form of taxation therefor or to make any appropriation for their payment. Nothing in the Bonds or in the Indenture or this Agreement or the proceedings of the Issuer authorizing the Bonds or in the Act or in any other related document shall be construed to authorize the Issuer to create a debt of the Issuer or the State or the City of Mission, Texas or any political subdivision thereof within the meaning of any constitutional or statutory provision of the State. The principal of, and premium, if any, and interest on, the Bonds shall be payable solely from the funds pledged for their payment in accordance with the Indenture and available therefor under this Agreement. Neither the State nor the City of Mission, Texas nor any political subdivision thereof shall in any event be liable for the payment of the principal of, premium, if any, or interest on, the Bonds or for the performance of any pledge, obligation or agreement of any kind whatsoever which may be undertaken by the Issuer. No breach of any such pledge, obligation or agreement may impose any pecuniary liability upon the Issuer or the State or City of Mission, Texas or any political subdivision thereof, or any charge upon the general credit or against the taxing power of the Issuer or the State or the City of Mission, Texas or any political subdivision thereof. SECTION 5.10. Inspection of Project and Records. The Issuer and the Trustee shall be entitled (but shall be under no obligation), upon reasonable notice and during regular business hours and, subject further to the Company’s safety and confidentiality requirements, to examine and inspect the Project and to examine the books, records and premises of the Company concerning the Project or the Bonds, personally or by agent or attorney. SECTION 5.11. Indenture Covenants. The Company covenants to observe and perform all of the obligations imposed on it under the Indenture. SECTION 5.12. Indemnification of Issuer and Other Indemnified Persons. (a) THE ISSUER AND THE OTHER INDEMNIFIED PERSONS SHALL NOT BE LIABLE TO THE COMPANY FOR ANY REASON. SUBJECT TO SECTION 5.12(B) HEREOF, THE COMPANY SHALL INDEMNIFY AND HOLD THE ISSUER, THE UNIT, AND THE OTHER INDEMNIFIED PERSONS HARMLESS FROM ANY LOSS, EXPENSE (INCLUDING REASONABLE COUNSEL FEES), OR LIABILITY OF ANY NATURE DUE TO ANY AND ALL SUITS, ACTIONS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, OR CLAIMS ARISING OR RESULTING FROM, OR IN ANY WAY CONNECTED WITH: (i) THE FINANCING, CONSTRUCTION, INSTALLATION, OPERATION, USE, OR MAINTENANCE OF THE PROJECT, (ii) THE ISSUANCE, SALE, DELIVERY OR MARKETING OF THE BONDS, OR ANY ACT, FAILURE TO ACT, OR MISREPRESENTATION BY ANY PERSON, FIRM, CORPORATION OR GOVERNMENTAL AGENCY, INCLUDING THE

16 126244.0000009 DMS 356936581v4 ISSUER IN CONNECTION WITH THE ISSUANCE, SALE, DELIVERY OR MARKETING OF THE BONDS, (iii) ANY ACT, FAILURE TO ACT, OR MISREPRESENTATION BY THE ISSUER IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT INVOLVING THE ISSUER IN THIS MATTER, (iv) THE SELECTION OR APPOINTMENT OF FIRMS PROVIDING SERVICES RELATED TO THE ISSUANCE OF THE BONDS, OR (v) COSTS, EXPENSES, FINES OR LIABILITIES RELATED DIRECTLY OR INDIRECTLY TO THE FAILURE OF ANY PERSON TO COMPLY WITH THE PROVISIONS OF THE CODE, INCLUDING WITHOUT LIMITATION, SECTION 148 OF THE CODE AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. IF ANY SUIT, ACTION OR PROCEEDING IS BROUGHT AGAINST THE ISSUER OR ANY OTHER INDEMNIFIED PERSON WITH RESPECT TO WHICH THE ISSUER OR SUCH OTHER INDEMNIFIED PERSON IS ENTITLED TO INDEMNIFICATION HEREUNDER, THAT ACTION OR PROCEEDING SHALL BE DEFENDED BY COUNSEL TO THE ISSUER OR THE COMPANY, AS THE ISSUER SHALL DETERMINE. IF THE DEFENSE IS BY COUNSEL TO THE ISSUER, WHICH IS THE ATTORNEY GENERAL OF THE STATE OF TEXAS OR MAY, IN SOME INSTANCES, BE PRIVATE, RETAINED COUNSEL, THE COMPANY SHALL INDEMNIFY THE ISSUER AND THE OTHER INDEMNIFIED PERSONS FOR THE REASONABLE COST OF THAT DEFENSE INCLUDING REASONABLE COUNSEL FEES. IF THE ISSUER DETERMINES THAT THE COMPANY SHALL DEFEND THE ISSUER OR OTHER INDEMNIFIED PERSON, THE COMPANY SHALL IMMEDIATELY ASSUME THE DEFENSE AT ITS OWN COST. THE COMPANY SHALL NOT BE LIABLE FOR ANY SETTLEMENT OF ANY PROCEEDING MADE WITHOUT ITS PRIOR WRITTEN CONSENT (WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD). (b) THE COMPANY SHALL NOT BE OBLIGATED TO INDEMNIFY THE ISSUER OR ANY OTHER INDEMNIFIED PERSON, RESPECTIVELY, UNDER SUBSECTION (A), IF A COURT OF COMPETENT JURISDICTION FINDS THAT THE LIABILITY IN QUESTION WAS CAUSED BY THE WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON, UNLESS THE COURT DETERMINES THAT, DESPITE THE ADJUDICATION OF LIABILITY BUT IN VIEW OF ALL CIRCUMSTANCES OF THE CASE, THE ISSUER OR THE OTHER INDEMNIFIED PERSON(S) IS (ARE) FAIRLY AND REASONABLY ENTITLED TO INDEMNITY FOR THE EXPENSES WHICH THE COURT CONSIDERS PROPER. (c) THE COMPANY SHALL ALSO INDEMNIFY THE ISSUER FOR ALL REASONABLE COSTS AND EXPENSES, INCLUDING REASONABLE COUNSEL FEES, INCURRED IN:

17 126244.0000009 DMS 356936581v4 (i) ENFORCING ANY OBLIGATION OF THE COMPANY UNDER THIS AGREEMENT, THE INDENTURE, THE BONDS, OR ANY RELATED AGREEMENT, (ii) TAKING ANY ACTION REQUESTED BY THE COMPANY, (iii) TAKING ANY ACTION REQUIRED BY THIS AGREEMENT, THE INDENTURE, THE BONDS, OR ANY RELATED AGREEMENT, OR (iv) TAKING ANY ACTION CONSIDERED NECESSARY BY THE ISSUER AND WHICH IS AUTHORIZED BY THIS AGREEMENT, THE INDENTURE, THE BONDS, OR ANY RELATED AGREEMENT. (d) THE OBLIGATIONS OF THE COMPANY UNDER THIS SECTION SHALL SURVIVE ANY ASSIGNMENT OR TERMINATION OF THIS AGREEMENT. SECTION 5.13. Indemnification of the Trustee. The Company shall indemnify and hold the Trustee harmless against any loss, liability or expense, including reasonable attorneys’ fees and expenses, or settlement costs incurred without breach of the required standard of care set forth in the Indenture arising out of or in connection with claims or actions taken under or pursuant to this Loan Agreement or the Indenture, including the costs and expenses of defense including counsel selected by the Trustee against any such claim or action or liability. Notwithstanding anything to the contrary in this Loan Agreement, the Company expressly acknowledges and agrees that the obligations and liabilities of the Company as set forth in this Section 5.13 shall survive the resignation or removal of the Trustee and the termination or expiration of this Loan Agreement. ARTICLE VI. EVENTS OF DEFAULT AND REMEDIES SECTION 6.1. Events of Default Defined. Any one of the following which occurs and continues beyond the applicable grace periods set forth below shall constitute an “Event of Default” pursuant to this Agreement: (a) failure by the Company to pay or cause to be paid any installment of interest when due which failure results in an Event of Default under subparagraph (a) of Section 8.01 of the Indenture, and such default continues for a period of three (3) Business Days; or (b) failure by the Company to pay or cause to be paid the principal of or premium, if any, or the Purchase Price of a Bond when due which failure constitutes an Event of Default under subparagraphs (b) or (c) of Section 8.01 of the Indenture; or (c) failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Agreement, other than as referred to in (a) and (b) above, for a period of 90 days after written notice, specifying such failure and requesting that it be remedied, given to the Company by the Trustee or to the Company and the Trustee by the Issuer, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Trustee will not unreasonably withhold their

18 126244.0000009 DMS 356936581v4 consent to an extension of such time period if corrective action is instituted within the applicable period and diligently pursued until the failure is corrected; or (d) a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction seeking (i) liquidation, reorganization, dissolution, winding-up or composition or adjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or cause shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and shall continue in effect for a period of 90 days; or a final, non-appealable order for relief against the Company shall be entered against the Company in an involuntary case under the Bankruptcy Code (as now or hereafter in effect) or other applicable law; or (e) the Company shall admit in writing its inability to pay its debts generally as they become due or shall file a petition in voluntary bankruptcy or shall make any general assignment for the benefit of its creditors, or shall consent to the appointment of a receiver or trustee of all or substantially all of its property, or shall commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), or shall file in any court of competent jurisdiction a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or shall fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or other applicable law; or (f) dissolution or liquidation of the Company; provided that the term “dissolution or liquidation of the Company” shall not be construed to include the cessation of the corporate existence of the Company resulting from a combination, consolidation or merger of the Company into or with another Person or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entity, under the conditions permitting such actions contained in Section 5.1 hereof; or (g) Any other Event of Default under the Indenture. The provisions of Section 6.1(c) are subject to the limitation that the Company shall not be deemed in default if and so long as such failure is the result of Force Majeure. The Company agrees, however, to use commercially reasonable efforts to remedy the cause or causes preventing the Company from carrying out its agreements; provided that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the sole judgment of the Company unfavorable to the Company. SECTION 6.2. Remedies on Default. Whenever any Event of Default referred to in Section 6.1 hereof shall have happened and be continuing, the Trustee on behalf of the Bondholders, provided a Responsible Officer of the Trustee shall have received written notice of such Event of Default, as assignee of the Issuer:

19 126244.0000009 DMS 356936581v4 (a) shall, by notice in writing to the Company and any Credit Provider, declare the unpaid balance of the Loan Payments payable under Section 4.2(a) hereof to be due and payable immediately, if concurrently with or prior to such notice the unpaid principal amount of the Bonds shall have been declared to be due and payable, and upon any such declaration the same (being an amount sufficient, together with other moneys available therefor in the Bond Fund, to pay the unpaid principal of, premium, if any, and interest accrued on, the Bonds) shall become and shall be immediately due and payable as liquidated damages; (b) may take whatever action at law or in equity as may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due hereunder or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement; and (c) if applicable, shall immediately draw upon any Credit Facility constituting a letter of credit or otherwise realize moneys under any Credit Facility, if permitted by its terms and required by the terms of the Indenture, and apply the amount so drawn or realized in accordance with the Indenture and may exercise any remedy available to it thereunder. Any amounts collected pursuant to action taken under this Section 6.2 shall be paid into the Bond Fund (unless otherwise provided in this Agreement) and applied in accordance with the provisions of the Indenture. No action taken pursuant to this Section 6.2 shall relieve the Company from the Company’s obligations pursuant to Section 4.2 hereof. No recourse shall be had for any claim based on this Agreement against any officer, director or stockholder, past, present or future, of the Company as such, either directly or through the Company, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise. Nothing herein contained shall be construed to prevent the Issuer from enforcing directly any of its rights under Sections 4.2(e), 4.2(g) and 6.4 hereof or otherwise for the payment of its fees and expenses and/or for indemnification. The Company shall promptly notify the Issuer and the Trustee of any action taken by the Company to cure any default of the Issuer under Section 8.01 of the Indenture. SECTION 6.3. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Subject to the provisions of the Indenture and hereof, such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee. The Owners of the Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.

20 126244.0000009 DMS 356936581v4 SECTION 6.4. Agreement to Pay Fees and Expenses of Counsel. In the event the Company should default under any of the provisions of this Agreement or the Indenture and the Issuer or the Trustee should employ Counsel or incur other expenses for the collection of the indebtedness hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on written demand therefor pay to the Trustee or the Issuer (or to the Counsel for either of such parties if directed by such party), the reasonable fees and expenses of such Counsel and such other expenses so incurred by or on behalf of the Issuer or the Trustee. SECTION 6.5. No Additional Waiver Implied by One Waiver; Consents to Waivers. In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be effective unless in writing and signed by the party making the waiver. The Issuer shall have no power to waive any default hereunder by the Company without the consent of the Trustee to such waiver. The Trustee shall have the power to waive any default by the Company hereunder, except a default under Section 3.4, 4.2(e), 4.2(g) or 6.4 hereof, in so far as it pertains to the Issuer, without the prior written concurrence of the Issuer. Notwithstanding the foregoing, if, after the acceleration of the maturity of the outstanding Bonds by the Trustee pursuant to Section 8.01 of the Indenture, (i) all arrears of principal of and interest on the outstanding Bonds and interest on overdue principal and (to the extent permitted by law) on overdue installments of interest at the rate of interest borne by the Bonds on the date on which such principal or interest became due and payable and the premium, if any, on all Bonds then Outstanding which have become due and payable otherwise than by acceleration, and all other sums payable under the Indenture, except the principal of and the interest on such Bonds which by such acceleration shall have become due and payable, shall have been paid, (ii) all other things shall have been performed in respect of which there was a default, (iii) there shall have been paid the reasonable fees and expenses of the Trustee, the Issuer, and of the Owners of such Bonds, including reasonable attorneys’ fees paid or incurred and (iv) such event of default under the Indenture shall be waived in accordance with Section 8.04 of the Indenture with the consequence that such acceleration under Section 8.01 of the Indenture is rescinded, then the Company’s default hereunder shall be deemed to have been waived and its consequences rescinded and no further action or consent by the Trustee or the Issuer shall be required; provided that there has been furnished an Opinion of Bond Counsel to the effect that such waiver will not adversely affect the exemption from federal income taxes of interest on the Bonds. SECTION 6.6. Rights of Credit Providers upon an Event of Default. Notwithstanding any other provision of this Article VI, while any Credit Facility is in effect for the Bonds and so long as the Credit Provider is not in default with respect to its obligations thereunder, the Trustee and the Issuer may not exercise any remedy described in Section 6.2 hereof without such Credit Provider’s prior written consent and no Event of Default hereunder shall be waived by the Trustee or the Issuer or the Bondholders to the extent they may otherwise be permitted to waive an Event of Default hereunder, without, in any case, the prior written consent of such Credit Provider and, if applicable, rescission by such Credit Provider of any notice of an event of default under the Credit Agreement. No Event of Default can be waived, in any circumstance, unless the Trustee has received written notice from the Credit Provider that its Credit Facility has been fully reinstated and is in full force and effect. While any Credit Facility is in effect for the Bonds and so long as

21 126244.0000009 DMS 356936581v4 the Credit Provider is not in default with respect to its obligations thereunder, such Credit Provider shall be entitled, but not obligated, to request that the Trustee exercise or to direct the Trustee in the exercise of all rights and remedies upon the occurrence of an Event of Default under the Indenture as provided in Section 8.11 thereof. If a Credit Facility is in effect for the Bonds, and the Credit Provider wrongfully dishonors a demand for payment made in strict compliance with the terms of the Credit Facility, for so long as such demand for payment remains unpaid by the Credit Provider, fifty-one percent (51%) of the Bondholders of the Bonds enhanced by the Credit Facility shall have the right at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of the Credit Facility or any other proceedings hereunder; provided that such direction shall be in accordance with applicable law. ARTICLE VII. OPTIONS AND OBLIGATIONS OF COMPANY; PREPAYMENTS; REDEMPTION OF BONDS SECTION 7.1. Option to Prepay. The Company shall have, and is hereby granted, the option to prepay the payments due under Section 4.2(a) hereof in whole or in part at any time or from time to time (a) to provide for the redemption of Bonds under the circumstances set forth in Sections 4.01(a), (b), (c), (d) and (e) of the Indenture or (b) to provide for the defeasance of the Bonds pursuant to Article XI of the Indenture. In the event the Company elects to provide for the redemption of Bonds as permitted by this Section, the Company shall notify and instruct the Trustee in accordance with Section 7.3 hereof to redeem all or any portion of the Bonds in advance of maturity. If the Company so elects, any optional redemption of Bonds pursuant to Sections 4.01(a), (b), (c), (d) and (e) of the Indenture may be made conditional. SECTION 7.2. Obligation to Prepay. The Company covenants and agrees that if all or any part of the Bonds are unconditionally called for redemption in accordance with the Indenture or become subject to mandatory redemption, it will prepay the indebtedness hereunder in whole or in part in an amount sufficient to redeem such Bonds on the date fixed for the redemption of such Bonds. SECTION 7.3. Notice and Date of Prepayment. (a) To exercise an option granted in or to perform an obligation required by this Article VII, the Company shall give to the Trustee written notice at least three (3) Business Days (or such shorter period of time as shall be acceptable to the Trustee) prior to the last day by which the Trustee is required to give notice of redemption pursuant to Section 4.03(a) of the Indenture specifying the date upon which any prepayment will be made. (b) If the Company fails to give notice of a prepayment required by Section 7.3(a) hereof, such notice may be given by the Issuer, by the Trustee or by any holder or holders of 10% or more in aggregate principal amount of the Bonds outstanding. The Issuer and the Trustee at the request of the Company or any such Bondholder(s) shall forthwith take all steps necessary under the applicable provisions of the Indenture (except that neither the Issuer nor the Trustee shall be required to make payment of any money required for such redemption other than from Revenues) to effect redemption of all or part of the then Outstanding Bonds, as the case may be, on the earliest

22 126244.0000009 DMS 356936581v4 practicable date thereafter on which such redemption may be made under applicable provisions of the Indenture. (c) Notwithstanding anything to the contrary in this Agreement, each notice contemplated in this Section that is given with respect to an optional prepayment pursuant to Section 7.1 hereof may state as provided in Section 4.03(a) of the Indenture that it is subject to and conditional upon receipt by the Trustee on or prior to the proposed prepayment date of moneys in an amount sufficient to effect such prepayment and such notice shall be of no force and effect and the prepayment need not be made and the Loan Payments will not become due and payable on the proposed prepayment date unless such moneys are so received on or prior to the proposed prepayment date. ARTICLE VIII. MISCELLANEOUS SECTION 8.1. Notices. It shall be sufficient service of any notice, request, complaint, demand, communication or other paper on any Notice Party if the same shall be, unless otherwise specifically provided herein or in the related Credit Facility with respect to any Credit Provider, duly mailed by first class mail, postage prepaid, sent by Electronic Means, or delivered by hand or by messenger service (including, without limitation, overnight delivery service) addressed as set forth in Section 12.06 of the Indenture. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Company to the other shall also be given to the Trustee. Any notice required to be given hereunder in writing may be given by any Electronic Means. Each Notice Party shall file with the Trustee and the other Notice Parties information appropriate to receiving notices by Electronic Means. Any Notice Party may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent. Any notice to be given by the Company under this Agreement or under the Indenture directing the Trustee to take action or refrain from taking action (or as a prerequisite to the Trustee taking action or refraining from taking action) shall be given by the Company to the Trustee at least three Business Days (or such shorter period of time as may be acceptable to the Trustee) prior to the last date on which the Trustee is required to take the action or refrain from taking the action. SECTION 8.2. Assignments. This Agreement may not be assigned by either party without consent of the other and the Trustee, except that the Issuer shall assign to the Trustee its rights under this Agreement (except for the Unassigned Issuer Rights) as provided by Section 4.4 hereof, and the Company may assign its rights under this Agreement to any transferee or any surviving or resulting corporation or limited liability company as provided by Section 5.1 hereof. SECTION 8.3. Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever. SECTION 8.4. Execution of Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this

23 126244.0000009 DMS 356936581v4 Agreement by fax, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 8.5. Amounts Remaining in Funds. It is agreed by the parties hereto that after payment in full of (i) the principal of, premium, if any, and interest on the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture), (ii) the fees, charges, expenses and indemnities of the Trustee in accordance with the Indenture, (iii) the Administrative Expenses, (iv) the fees and expenses of any Remarketing Agent and the fees, expenses and indemnities of the Issuer and any other Indemnified Parties, and (v) all other amounts required to be paid under this Agreement and the Indenture, including without limitation amounts required to be paid pursuant to the Tax Agreement, any amounts remaining in any fund, account or subaccount held by the Trustee under the Indenture (except amounts held pursuant to Section 6.06 and Article XI of the Indenture) shall belong to the Company after payment to any Credit Provider, so long as the Credit Facility is then in effect for the Bonds from such Credit Provider, but only to the extent of any obligations owed by the Company to such Credit Provider. SECTION 8.6. Amendments, Changes and Modifications. Except as otherwise provided in this Agreement or the Indenture, subsequent to the initial issuance of the Bonds and prior to their payment in full, or provision for such payment having been made as provided in the Indenture, this Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with Article X of the Indenture. SECTION 8.7. Governing Law. This Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State. SECTION 8.8. Authorized Issuer and Company Representatives. Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required to take some action at the request of the other, such approval of such request shall be given for the Issuer by the Authorized Officer and for the Company by the Authorized Company Representative, and the other party hereto, the Trustee and any Remarketing Agent shall be authorized to act on any such approval or request and neither party hereto shall have any complaint against the other or against the Trustee or such Remarketing Agent as a result of any such action taken. SECTION 8.9. Term of this Agreement. This Agreement shall be in full force and effect from its date to and including such date as all of the Bonds issued under the Indenture shall have been fully paid or retired (or provision for such payment shall have been made as provided in the Indenture), provided that all representations and certifications by the Company as to all matters affecting the Tax-Exempt status of the Bonds and the covenants of the Company in Sections 4.2(c), 4.2(d), 4.2(e), 4.2(f), 4.2(g) and 5.12 hereof shall survive the termination of this Agreement. SECTION 8.10. Cancellation at Expiration of Term. At the acceleration, termination or expiration of the term of this Agreement and following full payment of the Bonds or provision for payment thereof and of all other fees and charges having been made in accordance with the provisions of this Agreement and the Indenture, the Issuer shall deliver to the Company any documents and take or cause the Trustee to take such actions as may be necessary to effectuate the cancellation and evidence the termination of this Agreement.

24 126244.0000009 DMS 356936581v4 SECTION 8.11. Rights of the Trustee. In connection with its obligations hereunder and exercising rights in connection therewith, the Trustee shall have all of the rights, powers, privileges, exculpations, protections and indemnities as provided to it in the Indenture. [signatures on following page]

A-1 126244.0000009 DMS 356936581v4 EXHIBIT A REQUISITION CERTIFICATE TO: U.S. Bank Trust Company, National Association, as Trustee FROM: Graphic Packaging International, LLC (the “Company”) SUBJECT: $115,200,000 Mission Economic Development Corporation Solid Waste Disposal Revenue Bonds (Graphic Packaging International, LLC Project) Series 2026A (Green Bonds) (the “Bonds”) This represents Requisition Certificate No. ______ in the total amount of $_________ to reimburse for or pay those costs of the Project detailed in the schedule attached. The undersigned does certify that: 1. The expenditures for which moneys are requisitioned hereby represent proper charges against the Project Fund of the subject bond issue, have not been included in a previous requisition and have been properly recorded on the Company’s books. 2. The moneys requisitioned hereby are not greater than those necessary to meet obligations due and payable or to reimburse the Company for its funds actually advanced for costs of the Project, and do not represent a reimbursement to the Company for working capital. 3. To the best of our knowledge, no Event of Default exists under the Agreement and nothing has occurred to the knowledge of the Company that would prevent the performance of its obligations under the Agreement. 4. In the event moneys in the Project Fund after payment of moneys herein requested are insufficient to reimburse for or pay costs of the Project, the Company will pay such additional costs of the Project as are incurred from such other funds which are available for such purpose. 5. All of the property acquired with the moneys hereby requested will be owned by the Company. 6. Taking into account the moneys hereby requested, at least 95% of the proceeds of the Bonds expended to date have been expended to pay the costs of solid waste disposal facilities (within the meaning of Section 142(a)(6) of the Internal Revenue Code of 1986, as amended). Capitalized terms used herein have the meanings given them in the Indenture for the Bonds.

A-2 126244.0000009 DMS 356936581v4 Executed this ____ day of ____________, 20__. GRAPHIC PACKAGING INTERNATIONAL, LLC (Company) By Its: Authorized Company Representative